                                                                   EXHIBIT 10.35

*****************************NOTICE OF GRANT AWARD******************************
SMALL BUSINESS INNOVATION RESEARCH PROG                  Issue Date:  09/29/2000
Department of Health and Human Services
National Institutes of Health
NATIONAL INSTITUTE OF MENTAL HEALTH
********************************************************************************

Grant Number: 2 R44 MH59502-02 (Revised)
Principal Investigator: HADJICOSTIS, ANDREAS N
Project Title: STRANDED WIRE MICROELECTRODES FOR NEURAL RECORDING

GENERAL MANAGER
BIOELECTRIC CORPORATION
16125 SW 72ND AVENUE
PORTLAND, OR  97224
UNITED STATES


Budget Period:  08/01/2000 - 07/31/2001
Project Period:  12/18/1998 - 07/31/2002

Dear Business Official:

The National Institutes of Health hereby revises this award (see "Award Calculation" in Section I and "Terms and Conditions" in Section III) to BIOELECTRIC CORPORATION in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to terms and conditions referenced below.

Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in and performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,


Grants Management Officer
NATIONAL INSTITUTE OF MENTAL HEALTH

See additional information below

NATIONAL INSTITUTE OF MENTAL HEALTH
********************************************************************************
Grant Number: 2 R44 MH59502-02 (Revised)
Principal Investigator: HADJICOSTIS, ANDREAS N
Project Title: STRANDED WIRE MICROELECTRODES FOR NEURAL RECORDING


GENERAL MANAGER
BIOELECTRIC CORPORATION
16125 SW 72ND AVENUE
PORTLAND, OR  97224
UNITED STATES

Budget Period: 08/01/2000 - 07/31/2001
Project Period: 12/18/1998 - 07/31/2002

Dear Business Official:

The National Institutes of Health hereby revises this award (see "Award Calculation" in Section I and "Terms and Conditions" in Section III) to BIOELECTRIC CORPORATION in support of the above referenced project. This award is pursuant to this authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to terms and conditions referenced below.

Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in and performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,


Grants Management Officer
NATIONAL INSTITUTE OF MENTAL HEALTH

See additional information below

This grant is excluded from Streamlined Noncompeting Award Procedures (SNAP).

Treatment of Program Income:
Additional Costs

SECTION IV - ADDITIONAL TERMS AND CONDITIONS - 2 R44 MH59502-02

This award is revised to change the PI from Dr. Chris Pogatchnik to Dr. Andreas
N. Hadjicostis.

All previous terms and conditions remain in effect.

Direct inquiries regarding fiscal and administrative matters to:

Cheryl Nathaniel, Grants Management Specialist
Phone: (301) 402-7191
Fax: (301) 402-7827
e-mail: nathanic@mail.nih.gov

Program Official:  Dr. Michael Huerta, (301) 443-3563
********************************************************************************

Michael F. Huerta, Program Official 301-443-3563 mhuerta@helix.nih.gov Cheryl A Nathaniel, Grants Specialist (301) 401-7191 nathanic@mail.nih.gov

SPREADSHEET
GRANT NUMBER: 2 R44 MH59502-02 (Revised)
_____I.: HADJICOSTIS, ANDREAS N
INSTITUTION: BIOELECTRIC CORPORATION

                                    YEAR 02    YEAR 03
                                    -------    -------
Salaries and Wages                   91,103     87,321
Fringe Benefits                      28,242     27,070
Personnel Costs                     119,345    114,391
Equipment                           129,886
Supplies                             19,710     19,710
Travel Costs                          5,970      5,970
Other Costs                          41,765     39,300

TOTAL DC                            316,676    179,371
TOTAL F&A                           118,932    114,080
TOTAL COST                          435,608    293,451

                                    YEAR 02    YEAR 03
                                    -------    -------
F&A Cost Rate 1                      63.60%     63.60%
F&A Cost Base 1                     187,000    179,371
F&A Costs 1                         118,932    114,080
Fee
                                     13,064      8,804

SECTION I - AWARD DATA - 2 R44 MH59502-02 (Revised)

AWARD CALCULATION (U.S. Dollars):
Salaries and Wages                                    $91,103
Fringe Benefits                                       $28,242
Personnel Costs                                      $119,345
Equipment                                            $129,886
Supplies                                              $19,710
Travel Costs                                           $5,970
Other Costs                                           $41,765
Direct Costs                                         $316,676
F&A Costs                                            $118,932
APPROVED BUDGET                                      $435,608
Fee                                                   $13,064
TOTAL                                                $448,672

AMOUNT OF THIS ACTION (FEDERAL SHARE)                     +$0

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project, is as follows.

03      $302,255

FISCAL INFORMATION
CFDA Number: 93.242
EIN: 1931069149A1
Document Number: R4MH59502B

IC       CAN     /   FY2000  /  FY2001
MH   /  8429315  /  448,672  /  302,255

NIH ADMINISTRATIVE DATA:
PCC: TT-B / OC: 41.4B / Processed: NATHANIECA 000927 0548


SECTION II - PAYMENT/HOTLINE INFORMATION - 2 R44 MH59502-02 (Revised)

For Payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nig.gov/grants/policy/awardconditions.htm

SECTION III - TERMS AND CONDITIONS - 2 R44 MH59502-02 (Revised)

This award is based on the application submitted to, and as approved by, the NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Grant Award.

b. The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.

c.   45 CFR Part 74 or 45 CFR Part 92 as applicable.

d. The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.

e.   This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(see NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

This grant is included under Expanded Authorities.

                                                                                                                         [ILLEGIBLE]
[ILLEGIBLE]                               COMPLETE AND RETURN APPLICATION BY 1 JUN 2001                            OMB NO. 0925-0001
------------------------------------------------------------------------------------------------------------------------------------
                                                                  | Review Group       |  Type  |  Activity  |  Grant Number
              Department of Health and Human Services             | ZRG1 IFCN-7 (2)    |   5    |    R44     |     MH59502-03
                       Public Health Service                      |-----------------------------------------------------------------
                                                                  | Total Project Period
                            APPLICATION                           | From:    12/18/1998           Through:    07/31/2002
                       FOR CONTINUATION GRANT                     |-----------------------------------------------------------------
                                                                  | Requested Budget Period
                                                                  | From:    08/01/2001           Through:    07/31/2002
------------------------------------------------------------------------------------------------------------------------------------
TO BE VERIFIED BY APPLICANT. CHECK INFORMATION IN ITEMS 1 THROUGH 6. IF INCORRECT, FURNISH CORRECT INFORMATION IN ITEM 13.
------------------------------------------------------------------------------------------------------------------------------------
1.    TITLE OF PROJECT
                                         STRANDED WIRE MICROELECTRODES FOR NEURAL RECORDING
------------------------------------------------------------------------------------------------------------------------------------
2a.   PRINCIPAL INVESTIGATOR OR PROGRAM DIRECTOR (Name and        | 4.  APPLICANT ORGANIZATION (Name and address, street, city, zip
      address, street, city, state, zip code)                     |     code)
         HADJICOSTIS, ANDREAS N., PHD                             |       BIOELECTRIC CORPORATION
         DR. ANDREAS N. HADJICOSTIS                               |       16125 SW 72ND AVENUE
         9880 ROSEMONT AVE., #2205                                |       PORTLAND, OR 97224
         LONE TREE, CO 80124                                      |
------------------------------------------------------------------------------------------------------------------------------------
2b.   E-MAIL ADDRESS                                              | 5.  ENTITY IDENTIFICATION NUMBER
                                                                  |       1931069149A1
------------------------------------------------------------------------------------------------------------------------------------
2c.   DEPARTMENT, SERVICE, LABORATORY, OR EQUIVALENT              | 6.  TITLE AND ADDRESS OF ADMINISTRATIVE OFFICIAL
                                                                  |       GENERAL MANAGER
------------------------------------------------------------------|       BIOELECTRIC CORPORATION
2d.   MAJOR SUBDIVISION                                           |       16125 SW 72ND AVENUE
                                                                  |       PORTLAND, OR 97224
------------------------------------------------------------------|
3.    ORGANIZATIONAL CODE                                         |
                                                                  |
                                                                  |    E-MAIL ADDRESS    jconner@microhelix.com
------------------------------------------------------------------------------------------------------------------------------------
COMPLETE THE FOLLOWING (SEE INSTRUCTIONS).
------------------------------------------------------------------------------------------------------------------------------------
7.    HUMAN     |                                         | 7b. Assurance or | 8. VERTEBRATE
      SUBJECTS  | 7a. If Yes, Exemption  {[ ] Pull IRB or |     compliance   |    ANIMALS    8a. If "Yes,"      8b. Animal welfare
      [X] No    |     no. or             {[ ] Expedited   |     no.          |    [X] No         IACUC approval     assurance no.
      [ ] Yes   |     IRB approval date       Review      |                  |    [ ] Yes        date
------------------------------------------------------------------------------------------------------------------------------------
9.    COSTS REQUESTED FOR NEXT BUDGET PERIOD                      | 10. INVENTIONS AND PATIENTS (See instructions)        Not
9a.   Direct $179,371        9b. TOTAL $302,255                   |     [ ] No.  [X] Yes   If "Yes," [ ] Previously   [X] previously
                                                                  |                                      reported         reported
------------------------------------------------------------------------------------------------------------------------------------
11.   PERFORMANCE SITE(S) (Organizations and addresses)           | 12a. PRINCIPAL INVESTIGATOR OR  |  AREA  |    TELEPHONE NO.
                                                                  |      PROGRAM DIRECTOR (Item 2a) |  CODE  |     AND FAX NO.
                                                                  |                                 |        |   639-3100
                                                                  |      Hadjicostis, Andreas       |  503   |   639-0330 (fax)
                                                                  |-----------------------------------------------------------------
      BioElectric Corp.                                           | 12b. NAME OF ADMINISTRATIVE     |        |
      16125 SW 72nd Ave.                                          |      OFFICIAL (Item 6)          |        |
      Portland, OR 97224                                          |      Conner, Jane K.            |  503   |   639-3100
                                                                  |-----------------------------------------------------------------
                                                                  | 12c. NAME AND TITLE OF OFFICIAL |        |
                                                                  |      SIGNING FOR APPLICANT      |        |
                                                                  |      ORGANIZATION (Item 15)     |  503   |   639-3100
                                                                  |      Sass, Richard              |        |   639-0330 (fax)
                                                                  |-----------------------------------------------------------------
                                                                  | E-MAIL ADDRESS    dsass@microhelix.com
------------------------------------------------------------------------------------------------------------------------------------
13.   USE THIS SPACE FOR CORRECTIONS TO ITEMS 1 THROUGH 6. INDICATE THE NUMBER(S) WHERE ANSWERS APPLY
      2a) Change address to BioElectric Corp.; 16125 SW 72nd Ave.; Portland, OR 97224
      6)  Change the title to Chief Financial Officer (that's Jane Conner)
      2a) delete the second line that repeats Dr. Hadjicostis's name
------------------------------------------------------------------------------------------------------------------------------------
14.   PRINCIPAL INVESTIGATOR/PROGRAM DIRECTOR ASSURANCE: I certify that the     | SIGNATURE OF PI/PD NAMED IN 2a    | DATE
      statements herein are true, complete and accurate to the best of my       | (In Ink. "Per" Signature not      |
      knowledge. I am aware that any false, fictitious, or fraudulent state-    | acceptable.)                      |
      ments or claims may subject me to criminal, civil, or administrative      |                                   |
      penalties. I agree to accept responsibility for the scientific conduct    |                                   |
      of the project and to provide the required progress reports if a grant    |                                   |
      is awarded as a result of this application.                               | /s/ DR. ANDREAS N. HADJICOSTIS    | 6-4-01
------------------------------------------------------------------------------------------------------------------------------------
15.   APPLICANT ORGANIZATION CERTIFICATION AND ACCEPTANCE: I certify that the   | SIGNATURE OF OFFICIAL NAMED IN    | DATE
      statements herein are true, complete and accurate to the best of my       | 12c (In Ink. "Per" signature not  |
      knowledge, and accept the obligation of comply with Public Health Service | acceptable.)                      |
      terms and conditions if a grant is awarded as a result of this applica-   |                                   |
      tion. I am aware that any false, fictitious, or fraudulent statements     |                                   |
      or claims may subject me to criminal, civil, or administrative            |                                   |
      penalties.                                                                | /s/ RICHARD G. SASS               | 6-6-01
------------------------------------------------------------------------------------------------------------------------------------
PHS 2580 ORIGINAL (Rev 4/98)                                    Page 1

                                                                                                                    OMB No 0925-0195
                                                                                                           Expiration Date 8/31/2001
------------------------------------------------------------------------------------------------------------------------------------
           Department of Health and Human Services              | LEAVE BLANK -- FOR PHS USE ONLY.
                    Public Health Service                       |-------------------------------------------------------------------
                                                                | Type            |  Activity                |  Number
          SMALL BUSINESS INNOVATION RESEARCH PROGRAM            |-------------------------------------------------------------------
                                                                | Review Group                               |  Formerly
                 PHASE II GRANT APPLICATION                     |-------------------------------------------------------------------
                                                                | Council Board (Month, year)                |  Date Received
                Follow instructions carefully.                  |                                            |
------------------------------------------------------------------------------------------------------------------------------------
1a. TITLE OF APPLICATION (Do not exceed 56 typewriter spaces)                                             | 1b. Phase 1 Grant No.
    Stranded Wire Microelectrodes for Neural Recording                                                    |     1R43MH59502-1
------------------------------------------------------------------------------------------------------------------------------------
                                                    2. PRINCIPAL INVESTIGATOR                              [ ] New Investigator
------------------------------------------------------------------------------------------------------------------------------------
2a. NAME (Last, first, middle)                                  | 2b. DEGREE(S)               | 2c. SOCIAL SECURITY NO.
    Pogatchnik, Chris C.                                        |     BS    |   MS   |        |     Provide on Persons Date Page
------------------------------------------------------------------------------------------------------------------------------------
2d. POSITION TITLE                                              | 2e. MAILING ADDRESS (Street, city, state, zip code)
                                                                |
    Engineer                                                    |     16125 SW 72nd Ave.
----------------------------------------------------------------|     Portland, OR 97224
2f. TELEPHONE AND FAX (Area code, number, and extension)        |
    TEL: 503-639-3100                                           |     BITNET/INTERNET Address:
    FAX: 503-639-0330                                           |
====================================================================================================================================
3.  HUMAN     | 3a. If "yes," Exemption no.                 |                   | 4. VERTEBRATE 4a. If "Yes,"
    SUBJECTS  |     or [    ]                               |3b. Assurance of   |    ANIMALS        IACUC appro- 4b. Animal welfare
    [X] NO    |     IRB approval date           Full IRB or |    compliance no. |    [X] NO         val date         assurance no.
    [ ] YES   |-------------------------| < [ ] Expedited   |-------------------|    [ ] YES   |----------------|-------------------
              |                         | < [ ] Review      |                   |              |                |
------------------------------------------------------------------------------------------------------------------------------------
5.  DATES OF ENTIRE PROPOSED        | 6.   COSTS REQUESTED FOR FIRST 12-MONTH      | 7.   COSTS REQUESTED FOR ENTIRE PROPOSED
    PHASE II PERIOD                 |      BUDGET PERIOD                           |      PHASE II PERIOD
    From: 08/01/2000                | 6a.  Direct Costs  | 6b. Total Costs         | 7a.  Direct Costs    | 7b. Total Costs
    Through: 08/01/2002             |      $316,676      |     $448,539            |      $496,047        |     $750,794
------------------------------------------------------------------------------------------------------------------------------------
8.  PERFORMANCE SITES (Organizations and addresses)             | 9.  APPLICANT ORGANIZATION (Name and address of applicant
                                                                |     small business concern)
                                                                |
    BioElectric Corporation                                     |     BioElectric Corporation
                                                                |
    16125 SW 72nd Ave.                                          |     16125 SW 72nd Ave.
                                                                |
    Portland, OR 97224                                          |     Portland, OR 97224
                                                                |-------------------------------------------------------------------
                                                                | 10. ENTITY IDENTIFICATION NUMBER  |  Congressional District
                                                                |     93-1069149                    |  First
                                                                |-------------------------------------------------------------------
----------------------------------------------------------------| 12. SMALL BUSINESS CERTIFICATION
11. INVENTIONS AND PATENTS      < [ ] Previously reported OR    |     [X] Small Business Concern        [ ] Woman-owned
    [ ] NO  [ ] YES  If "Yes,"  < [ ] Not previously reported   |          [ ] Socially and Economically Disadvantaged
====================================================================================================================================
13. NOTICE OF PROPRIETARY INFORMATION: The information identi-  | 15. OFFICIAL SIGNING FOR APPLICANT ORGANIZATION
    fied by asterisks(*) on pages ___________________ of this   |
    application constitutes trade secrets or information that   |
    is commercial or financial and confidential or privileged.  |     Name:     Susan K. Petersen
    It is furnished to the Government in confidence with the    |
    understanding that such information shall be used or dis-   |     Title:    General Manager
    closed only for evaluation of this application, provided    |
    that, if a grant is awarded as a result of or in connection |     Address:  BioElectric Corporation
    with the submission of this application, the Government     |
    shall have the right to use or disclose the information     |               16125 SW 72nd Ave.
    herein to the extent provided by law. This restriction does |
    not limit the Government's right to use the information if  |               Portland, OR 97224
    it is obtained without restriction from another source.     |
----------------------------------------------------------------|
14. DISCLOSURE PERMISSION STATEMENT: If this application does   |
    not result in an award, is the Government permitted to      |     Telephone:  503-639-3100
    disclose the title only of your proposed project, and the   |
    name, address, and telephone number of the official         |     FAX:        503-639-0300
    signing for the applicant organization, to organizations    |
    that may be interested in contacting                        |     BITNET/INTERNET Address:
    you for further information or                              |                 spetersen@microhelix.com
    possible investment?                [ ] YES    [ ] NO       |
====================================================================================================================================
16. PRINCIPAL INVESTIGATOR ASSURANCE: I certify that the        | SIGNATURE OF PERSON NAMED IN 2a               | DATE
    statements herein are true, complete, and accurate to the   | (In ink. "Per" signature not acceptable.)     |
    best of my knowledge. I am aware that any false, ficti-     |                                               |
    tious, or fraudulent statements or claims may subject me    |                                               |
    to criminal, civil, or administrative penalties. I agree    |                                               |
    to accept responsibility for the scientific conduct of      | /s/ CHRIS POGATCHNIK                          | 4/27/00
    the project and to provide the required progress reports    |                                               |
    if a grant is awarded as a result of this application.      |                                               |
------------------------------------------------------------------------------------------------------------------------------------
17. APPLICANT ORGANIZATION CERTIFICATION AND ACCEPTANCE:        | SIGNATURE OF PERSON NAMED IN 15               | DATE
    I certify that the statements herein are true, complete,    | (In ink. "Per" signature not acceptable.)     |
    and accurate to the best of my knowledge, and accept the    |                                               |
    obligation to comply with Public Health Service terms       |                                               |
    and conditions if a grant is awarded as a result of this    |                                               |
    application. I am aware that any false, fictitious, or      | /s/ SUSAN K. PETERSEN                         | 4/27/00
    fraudulent statements or claims may subject me to crim-     |                                               |
    inal, civil, or administrative penalties.                   |                                               |
------------------------------------------------------------------------------------------------------------------------------------
PHS 6246-2 (Rev. 1/98)                                     Face Page